UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 13, 2005 / January 07, 2005

(Date of Report/Date of earliest event reported)

EQUINOX HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-112531	13-4034296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

895 Broadway

New York, New York 10003

(Address and zip code of principal executive offices)

212-780-9300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02                                       Termination of a Material Definitive Agreement.

On January 07, 2005, Christopher J. Peluso notified the Board of Directors of his resignation from his position as Equinox Holding’s Executive Vice President and Chief Operating Officer, effective immediately. Mr. Peluso’s employment under his employment agreement with Equinox Holdings terminated and his duties as Chief Operating Officer ceased on January 07, 2005. Under the terms of the employment agreement, Mr. Peluso is entitled to severance pay equal to a portion of his salary, and will be subject to certain non-competition provisions. A copy of the employment agreement with Mr. Peluso as entered into on November 25, 2002 was filed with Equinox Holding’s Registration Statement on Form S-4/A on August 09, 2004 and is incorporated herein by reference.

ITEM 5.02                                       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 07, 2004, Christopher J. Peluso notified the Board of Directors of his resignation from his position as Equinox Holding’s Executive Vice President and Chief Operating Officer, effective immediately.

As of January 10, 2005 Equinox Holding’s Board of Directors appointed Scott Rosen, Executive Vice President and Chief Financial Officer as Christopher J. Peluso’s replacement as Executive Vice President and Chief Operating Officer, effective upon retaining a replacement for Scott Rosen as Chief Financial Officer.

Also as of January 10, 2005 Equinox Holding’s Board of Directors appointed the Company’s Director, President and Chief Executive Officer, Harvey Spevak, interim Chief Operating Officer.

Harvey Spevak, 40, has been President and Chief Executive Officer of Equinox since December 1999 after joining as President and Chief Operating Officer in January 1999. He became a member of the Board of Directors in January 1999. Prior to joining Equinox, he served as Vice President of Chelsea Piers. Mr. Spevak is on the Board of Directors of Elizabeth Arden Salon Holdings, Inc. and is a member of the Young Presidents Organization and the Council for the Fresh Air Fund.

Scott Rosen, 46, was elected Executive Vice President and Chief Financial Officer upon joining the Company in August 2003. Prior to joining Equinox, Mr. Rosen served as Executive Vice President and Chief Financial Officer for J. Crew Group from 1994 to 2003. Prior to J. Crew, Mr. Rosen was Vice President and Divisional Controller for the Women’s Sportswear Group, a division of Liz Claiborne, Inc.

Employment Agreements with Messrs. Spevak and Rosen

Equinox Holdings previously entered into agreements with Mr. Spevak and Mr. Rosen, and has previously filed those agreements with the SEC. The company has not entered into new agreements and has not amended any existing agreements with either of them in connection with their future or interim appointments.

ITEM 9.01                                       Financial Statements and Exhibits.

(c)                        Exhibits

10.9                           Employment agreement by and between Equinox Holdings, Inc. and Chris Peluso. (Incorporated by reference from Equinox Holdings, Inc.’s registration statement on Form S-4 filed with the Securities and Exchange Commission on August 9, 2004.)

99.1                           Press Release of Equinox Holdings, Inc. dated January 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINOX HOLDINGS, INC.
(Registrant)

By:	/s/ SCOTT ROSEN
Name: Scott Rosen
Title: Executive Vice President and Chief Financial Officer

Date: January 13, 2005